UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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BOULDER GROWTH & INCOME FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOULDER GROWTH & INCOME FUND, INC.

January 25, 2022

Dear Stockholder of Boulder Growth & Income Fund, Inc. (the "Fund"):

The enclosed Proxy Statement discusses two proposals to be voted upon by stockholders ("Stockholders") of the Fund at a Special Meeting of Stockholders occurring on February 24, 2022 (the "Special Meeting"). After careful consideration, the Fund’s Board of Directors (the "Board" or the "Directors") unanimously recommends that you vote FOR each proposal.

As part of its continued effort to protect Stockholder interests, the Board has approved a new servicing structure for the Fund (the “New Servicing Structure”) intended to reduce the overall level of Fund expenses while maintaining or enhancing the service the Fund receives, without disturbing the high-quality portfolio management services that the Fund has benefited from since 2002. Under the New Servicing Structure, Paralel Advisors LLC (“Paralel”) has assumed the role as the Fund’s investment adviser, while Rocky Mountain Advisers, LLC ("RMA") continues as the Fund’s sub-adviser, responsible for the day-to-day management of the Fund’s portfolio. Paralel Technologies LLC (“PTL”), Paralel’s affiliate, provides the Fund with general administrative, tax and accounting services as the Fund’s administrator. Each firm has already begun serving in these roles, with Paralel and RMA serving in an interim basis until Stockholder approval of their respective agreements is obtained.

While we recommend that you read the enclosed Proxy Statement for details regarding the proposals, Paralel, and RMA, we want to summarize the benefits we believe the Fund will receive from the New Servicing Structure. Primarily, Stockholders will benefit immediately from a reduction in fees. At the Fund’s current assets levels:

•	annualized advisory fees are reduced to 0.90% of the Fund’s average Managed Assets[1], down from the 0.95% fee paid to the prior adviser; and
•	annualized administration fees are reduced to 0.09% of the Fund’s average Managed Assets, down from the 0.10% fee paid to the prior administrator.

Additionally, breakpoints are now implemented in the New Servicing Structure that contemplate further asset growth. These breakpoints will lead to additional fee reductions, with annual advisory and administration fees attributable to Managed Assets above $2 billion reduced to 0.80% and 0.075%, respectively. In all instances, the New Servicing Structure is expected to result in significant cost savings for the Fund and its Stockholders.

The New Servicing Structure will not affect the Fund’s investment objectives or strategies, and the individuals who managed the Fund’s investments prior to the New Servicing Structure’s implementation will continue following implementation. Approval of the proposals will NOT change the Fund’s name or alter the number of shares you own of the Fund. We do not expect any material change to the type of services provided by Paralel and PTL from that the Fund historically received – rather, we believe that enhanced quality is possible due to the fact that Paralel and PTL are each boutique firms with significant industry expertise that offer customized service tailored to the Fund’s needs.

At this Special Meeting, Stockholders, like yourself, are being asked to approve the definitive agreements confirming the appointments of Paralel and RMA as the Fund's investment adviser and sub-adviser, respectively. The enclosed Notice and Proxy Statement set forth detailed information relating to the proposals to be addressed at the Special Meeting. The Board believes that the proposals are important and recommend that you read the enclosed materials carefully. The Directors have unanimously approved the proposals and recommends that you vote "FOR" each proposal.

Your vote is important regardless of how many shares you own. To avoid delay and to ensure that your shares are represented, please vote as promptly as possible.  Please refer to the Proxy Statement for instructions on how to vote.

Very truly yours,

/s/ Joel Looney

Joel Looney

President

[1]	"Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

BOULDER GROWTH & INCOME FUND, INC.

 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on February 24, 2022

To Stockholders of Boulder Growth & Income Fund, Inc.:

Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of Boulder Growth & Income Fund, Inc. (the "Fund"), a Maryland corporation, will be held on February 24, 2022, at 10:00 a.m. Mountain Standard Time, in virtual format only by conference call, for the following purposes:

1.	To approve a new Investment Advisory Agreement between the Fund and Paralel Advisors LLC (“Paralel”);

2.	To approve a new Sub-Advisory Agreement with respect to the Fund between Paralel and Rocky Mountain Advisers, LLC ("RMA"); and

3.	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

The Board has fixed the close of business on January 20, 2022 as the record date for the determination of Stockholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments thereof. Because of continued public health concerns related to COVID-19 and related travel advisories, this Special Meeting will not be conducted in-person.

To participate in the Special Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m., Eastern Time, on February 18, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on February 18, 2022. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Special Meeting.

By Order of the Board,

/s/ Christopher Moore

Christopher Moore
Secretary, Vice President, Chief Compliance Officer
Boulder Growth & Income Fund, Inc.

January 25, 2022

Your vote is important regardless of how many shares you own. In order to avoid delay and additional expense, and to ensure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting. Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by mail, please complete, sign, date and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually). Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp. (2) ABC Corp.	ABC Corp. (by John Doe, Treasurer) John Doe, Treasurer
(3) ABC Corp., c/o John Doe Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

BOULDER GROWTH & INCOME FUND, INC. 1700 Broadway, Suite 1230 Denver, Colorado 80290 www.bouldercef.com

PROXY STATEMENT

 FOR THE SPECIAL MEETING OF STOCKHOLDERS

to be held on February 24, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Boulder Growth & Income Fund, a Maryland corporation (the "Fund"), to be used at the Special Meeting Of Stockholders ("Stockholders") of the Fund to be held in virtual format by conference call, on February 24, 2022, at 10:00 a.m. Mountain Standard Time and at any adjournments or postponements thereof (the "Special Meeting"). There is no physical location for the Special Meeting.

At the Special Meeting, Stockholders will be asked to consider the following proposals:

Proposals

1.	To approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Paralel Advisors LLC (“Paralel”);

2.	To approve a new sub-advisory agreement with respect to the Fund between Paralel and Rocky Mountain Advisers, LLC ("RMA" or the "Sub-Adviser") (the "New Sub-Advisory Agreement"); and

3.	To transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on January 20, 2022, as the record date (the "Record Date") for the determination of Stockholders entitled to notice of and to vote at the Special Meeting.  This Proxy Statement, the accompanying Notice of Special Meeting and the Proxy Card are first being mailed to Record Date Stockholders on or about January 25, 2022.

If the enclosed proxy is properly executed and returned by February 24, 2022, in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the proposals set forth in this Proxy Statement, and in the discretion of the proxy holders, on any other matters that may properly come before the Special Meeting.  Any Stockholder who has given a proxy has the right to revoke it at any time prior to its exercise by (i) giving written notice to the Fund's Secretary at 1700 Broadway, Suite 1230, Denver, Colorado 80290, (ii) by signing and submitting another proxy of a later date than the originally submitted proxy, or (iii) by personally voting at the Special Meeting to be held at the time and place set forth in this Proxy Statement.

As of the Record Date, the Fund had 97,493,726 shares of common stock issued and outstanding.  Each share of common stock is entitled to cast one vote, with no cumulative voting rights.

The Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy card are available at https://www.proxy-direct.com/bld-32538. The Fund's Annual Report to Stockholders dated November 30, 2020 and Semi-Annual Report dated May 31, 2021 have each been mailed to Stockholders. The Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to any Stockholder who requests it by contacting the Fund at 1700 Broadway, Suite 1230, Denver, Colorado 80290, or by calling toll-free 866-228-4853. These reports are also available on the Fund's website at: www.bouldercef.com.  The Semi-Annual Report and Annual Report are not to be regarded as proxy solicitation material.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

Background and Summary

The Fund's Board of Directors ("Board", the "Board of Directors," or the "Directors"), as part of its continued effort to protect the Fund’s and its Stockholders’ interests, has approved a new servicing structure for the Fund intended to reduce the overall level of Fund expenses while maintaining or enhancing the service the Fund receives, without disturbing the high-quality portfolio management services that the Fund has benefited from since 2002.

Prior Structure

From June 1, 2018 until November 21, 2021, ALPS Advisors, Inc. ("ALPS") served as the Fund's investment adviser pursuant to an investment advisory agreement between ALPS and the Fund (the "Former Advisory Agreement"), while Rocky Mountain Advisers, LLC ("RMA") served as the Fund’s sub-adviser pursuant to a sub-advisory agreement between RMA and ALPS (the "Former Sub-Advisory Agreement," and together with the Former Advisory Agreement, the "Former Adviser Agreements"). ALPS, as adviser, provided general management services to the Fund and assumed overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the review and approval of the Board of Directors. ALPS engaged RMA to provide overall portfolio management services to the Fund through the coordination of the investment and reinvestment of the assets of the Fund. Under the Fund's Former Adviser Agreements, the Fund paid ALPS contractual investment advisory fee at an annual rate of 0.95%, calculated monthly, of the Fund's average managed assets. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Under the Former Sub-Advisory Agreement, ALPS, not the Fund, paid RMA an annual sub-advisory fee of 0.8125% of the Fund's average Managed Assets. The effective date of each Former Adviser Agreement was July 17, 2018. Each Former Adviser Agreement was last submitted to a stockholder vote on July 17, 2018 in connection with the initial approvals of each agreement.

Paralel and the New Servicing Structure

At a meeting of the Board on September 23, 2021, the Board unanimously approved a plan (the “New Servicing Structure”) whereby, subject to Stockholder approval, Paralel assumes the role of investment adviser to the Fund pursuant to an advisory agreement between Paralel and the Fund (the "New Advisory Agreement"). Paralel is an investment adviser registered with the Securities and Exchange Commission that was organized in 2021 as a Delaware limited liability company. Paralel is wholly-owned by Paralel Technologies LLC (“PTL”), a boutique financial technology firm that uses its deep industry experience, next generation technology, and a relationship-driven culture to provide a range of services to investment company clients.

The New Advisory Agreement includes an advisory fee that includes breakpoints at increasing asset levels. Accordingly, under the New Advisory Agreement, the Fund will pay Paralel an annual investment advisory fee, calculated monthly, in an amount equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. Also, subject to Stockholder approval, RMA will continue provide sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and Paralel (the "New Sub-Advisory Agreement"). Under the New Sub-Advisory Agreement, Paralel will pay RMA an annual sub-advisory fee, calculated and paid monthly, in an amount equal to 0.77% of the Fund’s average Managed Assets applicable to the first $2 billion of Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion.

As a result, the Fund's advisory fees will decrease due to the engagement of Paralel under the New Servicing Structure. This lower fee, combined with the reduction in administrative fees resulting from Paralel's affiliate and parent company, Paralel Technologies LLC's ("PTL") replacement of ALPS Fund Services, Inc. (“AFS”) as the Fund’s administrator (described in greater detail below), is expected to result in significant cost savings for the Fund and its Stockholders. Using information from the Fund’s most recent shareholder report (the semi-annual report dated May 31, 2021), the Board estimates that the Stockholders will see an aggregate annualized reduction of Fund expenses of approximately 0.07% of the Fund's net assets resulting from these changes. Further reductions are possible as well as assets increase.

The Board believes that approval of Paralel as investment adviser will lead to lower fees for the Fund and that Paralel's boutique nature, significant industry expertise, and ability to tailor its service to the Fund's needs will help to ensure the Fund receives an excellent level of service from its investment adviser. A full summary of the Board's considerations in unanimously approving the New Advisory Agreement and the New Sub-Advisory Agreement is provided below in the section titled "Board Considerations."

At the Board meeting on September 23, 2021, the Board also approved an interim advisory agreement between Paralel and the Fund (the "Interim Advisory Agreement") and an interim sub-advisory agreement between Paralel and RMA (the "Interim Sub-Advisory Agreement"), each effective as of November 22, 2021, pursuant to which Paralel and RMA began acting in their respective interim investment adviser and sub-adviser roles. The Interim Advisory Agreement and Interim Sub-Advisory Agreement are described in greater detail below.

Finally, to effect the changes described above, the Board, at its September 23, 2021 meeting, unanimously approved the termination of the Former Adviser Agreements, effective on the close of business November 22, 2021, each of which was permitted by its terms without penalty.

The Proposal

Stockholders of the Fund are being asked to vote to approve the New Advisory Agreement permitting the appointment of Paralel as the new investment adviser to the Fund. If approved by Stockholders, the New Advisory Agreement for the Fund will become effective upon the date of such approval.

Description of the Former Advisory Agreement and New Advisory Agreement

Although the terms of the New Advisory Agreement differ in certain respects from those of the Former Advisory Agreement, those differences are not material, except for the fact that, under the New Advisory Agreement, the Fund will pay a lower overall advisory fee. Paralel has advised the Board that it does not anticipate that its engagement as investment adviser to the Fund will result in any reduction in the quality of services now provided to the Fund. Paralel will also enter into the New Sub-Advisory Agreement with RMA, pursuant to which Paralel, not the Fund, will pay RMA a sub-advisory fee.

The next several paragraphs briefly summarize some important provisions of the Former Adviser Agreements and the New Advisory Agreement, but for a more complete understanding of the agreements you should read the form of the New Advisory Agreement contained in Appendix A.

Services Provided by Paralel. The New Advisory Agreement requires Paralel to provide general management services to the Fund and to assume overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the review and approval of the Board of Directors. Paralel is responsible for furnishing a continual investment program for the Fund, making investment decisions for the Fund (or delegating such responsibility to a sub-adviser), reviewing asset allocations and investment policies with the Board every quarter, monitoring and evaluating the services provided by the Sub-Adviser, and reporting periodically to the Board of Directors concerning the implementation of the investment programs, among other things.

Fees. Under the New Advisory Agreement, the Fund will pay Paralel an investment advisory fee as compensation for its services to the Fund at an annual rate, calculated monthly, in an amount equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. At all asset levels, the Fund's investment advisory fee rate under the New Advisory Agreement is lower than the investment advisory fee rate under the Former Advisory Agreement. Under the Former Advisory Agreement, the Fund paid an advisory fee at an annual rate of 0.95% of the Fund's average Managed Assets.

During the fiscal year ended November 30, 2020, the Fund incurred investment advisory fees under the Former Advisory Agreement of $11,897,468 (exclusive of a one-time voluntary waiver of $120,405 related to the portion of uninvested proceeds received in an offering of the Fund’s senior notes outstanding). Had the New Advisory Agreement been in place, the Fund's advisory fees would have been approximately $11,271,285, a reduction of approximately $626,183 (or 5.26%).

Term. The New Advisory Agreement provides that it will continue in effect for an initial period beginning on the date of its effectiveness and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"); or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Advisory Agreement may, on sixty (60) days written notice to the Adviser, be terminated without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Fund, and terminates automatically in the event of its "assignment" as defined in the 1940 Act. The 1940 Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of Paralel. The New Advisory Agreement provides that Paralel shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Paralel of its obligations and duties under the New Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act). This liability provision is substantially similar to the liability provisions of the Former Advisory Agreement.

Differences between the Former Advisory Agreement and New Advisory Agreement. Although the terms of the New Advisory Agreement differ in certain respects from those of the Former Advisory Agreement, those differences are not material, except for the advisory fees, dates of effectiveness, and parties, as described above.

Interim Advisory Agreement

Concurrent with the termination of the Former Advisory Agreement and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Directors, unanimously approved the Interim Advisory Agreement at a meeting on September 23, 2021. The effective date for the Interim Advisory Agreement is November 22, 2021. The Interim Advisory Agreement is substantially similar to the New Advisory Agreement described above except for the term (i.e., the Interim Advisory Agreement is temporary and will expire on the earlier of approval of the New Advisory Agreement or 150 days from its effective date), and the advisory fee to be paid pursuant to the Interim Advisory Agreement will be lower than the fee paid under the Former Advisory Agreement.

New Administrative Structure

Prior Administrative Structure

ALPS Fund Services, Inc. (“AFS”), an affiliate of ALPS, previously served as the administrator to the Fund from June 1, 2018 until November 21, 2021, and previously served as sub-administrator for the Fund from July 11, 2008 until May 31, 2018. While the Fund’s administrator, AFS provided general administrative, tax, accounting and compliance services to the Fund. As compensation for its services, AFS received an annualized fee, accrued daily and paid monthly, equal to 0.10% of the Fund’s average Managed Assets.

New Administrative Structure

In coordination with the approval of the New Advisory Agreement, the Board, including the Independent Directors, approved an Administration and Fund Accounting Agreement (“New Administration Agreement”) with Paralel Technologies LLC (“PTL”) appointing PTL as the administrator to the Fund effective as of the open of business on November 22, 2021 (“New Administrative Structure”). Paralel is a wholly-owned subsidiary of PTL. The New Administration Agreement contains services and provisions materially similar to that in the Fund’s administration agreement previously in place with AFS, except with respect to the fees, term, effective date, and parties to the agreement. Under the New Administration Agreement, the Fund will pay PTL an annualized fee, calculated monthly, equal to 0.09% of the first $2 billion of the Fund’s average Managed Assets, plus 0.075% of the Fund’s average Managed Assets over $2 billion.

The New Administration Agreement with PTL will continue regardless of whether the Proposals are approved.

Comparison of Fund Fees and Expenses

The tables and examples below are provided to assist Stockholders in understanding and comparing the Fund's fees and expenses under the Former Adviser Agreements and prior administrative structure, on the one hand, and under the New Advisory Agreement and New Administrative Structure, on the other hand.  The information regarding fees and expenses under the Former Adviser Agreements is based on the Fund's expenses for the six months-ended May 31, 2021, while the information regarding fees and expenses under the New Servicing Structure is adjusted for contractual changes related to the New Servicing Structure.

Included in the Pro Forma Expenses are contractual savings related to the New Advisory Agreement (shown in the "Management fees" line) and the New Administrative Structure (shown in the "Administration fees" line).  Differences in other expenses are unrelated to the Proposals or New Administrative Structure. All percentages in the tables are calculated as a percentage of net assets. Tables and examples are shown (i) assuming the actual leverage use and borrowing costs for the six months-ended May 31, 2021 and (ii) assuming no use of leverage during the period.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Assuming Leverage Amounts and Borrowing Costs From the Six Months-Ended May 31, 2021
Shown as a % of Net Assets	Expenses under Prior Structure	Pro Forma Expenses under New Servicing Structure
Management fees:	1.10%[1]	1.04%
Administration fees:	0.12%[1]	0.10%
Interest Expenses:	0.43%	0.43%
Other Expenses	0.07%	0.07%
Total Expenses	1.72%	1.64%

Assuming No Use of Leverage
Shown as a % of Net Assets	Expenses under Prior Structure	Pro Forma Expenses under New Servicing Structure
Management fees:	0.95%	0.90%
Administration fees:	0.10%	0.09%
Other Expenses	0.07%	0.07%
Total Expenses	1.12%	1.06%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $1,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Assuming Leverage Amounts and Borrowing Costs From the Six Months-Ended May 31, 2021
	Expenses under Prior Structure[1]	Pro Forma Expenses under New Servicing Structure
1 Year	$17	$17
3 Years	$54	$52
5 Years	$93	$90
10 Years	$203	$194

Assuming No Use of Leverage
	Expenses under Prior Structure[1]	Pro Forma Expenses under New Servicing Structure
1 Year	$11	$11
3 Years	$36	$34
5 Years	$62	$58
10 Years	$136	$129

[1]	During the six months-ended May 31, 2021, ALPS and AFS voluntarily waived advisory and administration fees on amounts attributable to proceeds of the senior notes that remained in cash or cash equivalents in amounts equal to 0.05% and 0.01% of the Fund’s average net assets during the period, respectively. As these waivers were voluntary, on-going, and ceased prior to the time the New Servicing Structure was implemented, these waivers are not shown in the above table or expense example.

Information About Paralel and its Affiliates

Paralel was organized in 2021 as a Delaware limited liability company and is a wholly-owned subsidiary of PTL. PTL is the sole member of Paralel and controls Paralel. PTL is organized as a Delaware limited liability company and began business operations in 2021 as a financial technology firm that provides a range of services to investment company clients. Paralel and PTL are located at 1700 Broadway, Suite 1230, Denver, Colorado 80290. The following disclosures regarding the ownership structure of Paralel and PTL is provided solely for the informational purposes of this proxy statement and are not an indication of whether an individual or firm holds control of such other firm under the 1940 Act.

Jeremy May and TIFIN Group LLC are the co-managing members of PTL and each may be deemed to beneficially own greater than 25% of PTL’s outstanding voting units (directly, with respect to Mr. May, and both directly and indirectly, with respect to TIFIN Group LLC). Vinay Nair beneficially owns greater than 25% of TIFIN Group LLC’s outstanding shares.

SLCT Holdings, LLC owns a non-controlling investment in PTL of greater than 5% of PTL’s voting shares. SLCT Holdings, LLC is a wholly-owned subsidiary of the Susan L. Ciciora Trust (“SLC Trust”). SLC Trust is the sole member of RMA and also holds greater than 5% of the Fund’s outstanding shares. The sole trustee for the SLC Trust is Peak Trust Company-AK ("Peak Trust"). As discussed in the Section entitled “Security Ownership of Certain Beneficial Owners and Management,” Peak Trust may be deemed to possess indirect beneficial ownership of the shares held by such trust.

The names of Paralel’s executive officers, each with the address of 1700 Broadway, Suite 1230, Denver, Colorado 80290, are as follows:

Name	Principal Occupation
Jeremy O. May	Chief Executive Officer of Paralel and PTL
Christopher A. Moore	General Counsel, Chief Compliance Officer of Paralel and PTL

The following Fund officers are also officers, employees, directors, general partners or shareholders of Paralel or its affiliates:

Name	Title with the Fund	Title with Paralel or its Affiliates
Christopher Moore	Secretary, Vice President, Chief Compliance Officer	General Counsel, Chief Compliance Officer of Paralel and PTL
Jill Kerschen	Treasurer, Vice President	Director of Fund Administration of PTL

Paralel does not manage any other funds that have investment objectives similar to those of the Fund.

Fees Paid to Paralel or its Affiliates, Affiliated Brokerage and Other Fees

No amounts were paid to Paralel or any affiliated person of Paralel during the Fund's fiscal year-ended November 30, 2020 for the services noted other than such amounts disclosed in the section below regarding Proposal 2 related to payments to RMA made by ALPS. The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or Paralel or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or Paralel.

Required Vote

The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum. Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

If Proposal 1 is not approved, the Board will consider other options, including a new or modified request for stockholder approval of a new advisory agreement. Approval of Proposal 1 is not contingent on approval of Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

  PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

As described above in this Proxy Statement, until the close of business on November 22, 2021, RMA served as the Fund’s sub-adviser pursuant to the Former Sub-Advisory Agreement with ALPS. In connection to the approval of Paralel and the New Servicing Structure, on September 23, 2021, the Board terminated ALPS’ Former Advisory Agreement and the Former Sub-Advisory Agreement, each effective as of November 22, 2021. On that same date, the Board also unanimously approved the New Sub-Advisory Agreement between Paralel and RMA, with respect to the Fund, pursuant to which, subject to Stockholder approval, RMA will continue in its sub-advisory role to the Fund. As discussed in the Proposal 1 section of this proxy statement, the overall advisory fees to be paid by the Fund will decrease if Stockholders approve the New Sub-Advisory Agreement and the New Advisory Agreement. A summary of the Board's considerations in approving the New Sub-Advisory Agreement is provided below in the section entitled "Board Considerations."

The Proposal

Stockholders of the Fund are being asked to vote upon the approval of the New Sub-Advisory Agreement between RMA and Paralel allowing RMA to continue as the sub-adviser to the Fund. If approved by Stockholders, the New Sub-Advisory Agreement will become effective upon the date of such approval. Currently, RMA is serving in the sub-advisory role under the Interim Sub-Advisory Agreement, which will be replaced by the New Sub-Advisory Agreement upon its approval.

Description of the New Sub-Advisory Agreement

The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, but for a complete understanding of the agreement you should read the New Sub-Advisory Agreement contained in Appendix B.

Services Provided by RMA. Paralel has delegated daily management of the Fund's assets to RMA. The New Sub-Advisory Agreement provides that RMA will provide overall portfolio management services to the Fund through the coordination of the investment and reinvestment of the assets of the Fund and determination of the composition of the assets of the Fund, in accordance with the Fund's investment objective, policies and limitations, and oversight and investment guidelines established by Paralel and the Board of Directors.

Fees. Under the New Sub-Advisory Agreement, Paralel, not the Fund, will pay an annual sub-advisory fee to RMA in an amount equal to 0.77% of the Fund’s average Managed Assets applicable to the first $2 billion of Managed Assets, plus 0.68% of the Fund’s average Managed Assets over $2 billion. Under the Former Sub-Advisory Agreement, ALPS paid RMA an annual sub-advisory fee equal to 0.8125% of the Fund's average Managed Assets.

During the fiscal year ended November 30, 2020, with respect to its work with the Fund, ALPS paid RMA investment sub-advisory fees under the Former Sub-Advisory Agreement of $10,175,466 (exclusive of a one-time voluntary waiver of $102,978 related to the portion of uninvested proceeds received in an offering of the Fund’s senior notes outstanding). Had the New Sub-Advisory Agreement been in place, fees paid to RMA would have been approximately $9,643,211, a reduction of approximately $532,255 (or 5.23%).

Term. The New Sub-Advisory Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, the New Sub-Advisory Agreement will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Board of Directors, including a majority of Independent Directors; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination. The New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Fund's Directors, by the vote of a majority of the outstanding voting securities of the Fund, or by either Paralel or RMA, upon sixty (60) days' prior written notice to the other party. The New Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, if the New Advisory Agreement is assigned; if the New Sub-Advisory Agreement is assigned ("assignment," in each case, as defined in the 1940 Act); or if the New Advisory Agreement terminates for any other reason.  To the extent permitted by applicable law, the New Sub-Advisory Agreement will also terminate upon written notice by either party to the other party that the other party is in material breach of the agreement, unless the other party in material breach of the agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Liability of RMA. The New Sub-Advisory Agreement provides that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither RMA nor any of its officers, affiliates, employees or consultants shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by Paralel or the Fund as a result of any error of judgment or for any action or inaction taken in the absence of willful misconduct, bad faith or gross negligence by RMA or any of its officers, affiliates, employees or consultants with respect to the Fund.

Differences between the Former Sub-Advisory Agreement and New Sub-Advisory Agreement. Although the terms of the New Sub-Advisory Agreement differ in certain respects from those of the Former Sub-Advisory Agreement, those differences are not material, except for the sub-advisory fees, dates of effectiveness, and parties, as described above.

Interim Sub-Advisory Agreement

Concurrent with the termination of the Former Adviser Agreements, and as permitted pursuant to Rule 15a-4 under the 1940 Act, the Board, including a majority of the Independent Directors, unanimously approved the Interim Sub-Advisory Agreement at an in-person meeting on September 23, 2021. The effective date for the Interim Sub-Advisory Agreement was November 22, 2021. The Interim Sub-Advisory Agreement is substantially similar to the New Sub-Advisory Agreement described above except for the term (i.e., the Interim Advisory Agreement is temporary and will expire on the earlier of the approval of the New Sub-Advisory Agreement or 150 days from its effective date). The sub-advisory fee contained in the New Sub-Advisory Agreement will be paid to RMA by Paralel, not the Fund, and as a result will not affect the fees paid by the Fund.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or RMA or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or RMA. The Fund did not pay any other fee to RMA other than those related to the Former Sub-Advisory Agreement.

Information about RMA

RMA’s principal place of business is located at 2121 E. Crawford Place, Salina, KS  67401. RMA is an Alaska limited liability company and an SEC-registered investment adviser. RMA is wholly-owned by the Susan L. Ciciora Trust, an irrevocable trust domiciled in Alaska ("SLC Trust") and established by Susan L. Ciciora for the benefit of her father's (Stewart R. Horejsi) issue, the spouses of such issue, and the Horejsi Charitable Foundation, Inc. SLC Trust's address is c/o Peak Trust Company-AK, 3000 A Street, Suite 200, Anchorage, AK 99503.

The principal executive officer and directors of RMA are:

Name	Principal Occupation
Joel W. Looney	President and Assistant Investment Officer
Nicole L. Murphey	Chief Compliance Officer
Stewart R. Horejsi	Chief Investment Officer

The address of each principal executive officer and director of RMA is 2121 E. Crawford Place, Salina, KS 67401. The following officers or Directors of the Fund are officers, employees, directors, general partners or shareholders of RMA:

Name	Title with the Fund	Title with the Sub-Adviser or its Affiliates
Joel W. Looney	President, Charman, Interested Director	President
Nicole L. Murphey	Interested Director	Chief Compliance Officer

RMA does not manage any other funds that have investment objectives similar to those of the Fund.

Required Vote

The presence in person or by proxy of the holders of shares of stock of the Fund entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum. Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Approval of Proposal 2 is contingent on approval of Proposal 1. If either Proposal 1 and/or Proposal 2 is not approved, the Board will consider other options, including a new or modified request for shareholder approval of a new advisory agreement and/or sub-advisory agreement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

The Board of Directors, including the Independent Directors, met on September 23, 2021 to evaluate, among other things, Paralel and RMA, and to determine whether approving the New Advisory Agreement and the New Sub-Advisory Agreement (as well as the Interim Advisory Agreement and the Interim Sub-Advisory Agreement) was in the best interests of the Fund's Stockholders. In addition to the meeting on September 23, 2021, the Board met on June 24 and July 22 of 2021 to review various contract materials associated with the New Advisory Agreement and the New Sub-Advisory Agreement. At the Board meetings and throughout the process of considering the new agreements, the Board, including a majority of the Independent Directors, was advised by its independent legal counsel.

In their consideration of the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Board and its counsel reviewed materials furnished by Paralel and RMA and communicated with senior representatives of Paralel and RMA regarding their personnel, operations and financial condition. The Board also reviewed the terms of the New Advisory Agreement and the New Sub-Advisory Agreement and considered their possible effects on the Fund and its Stockholders. In this regard, the Directors spoke with representatives of Paralel and RMA during the Board meetings and in private sessions to discuss the anticipated effects of the new agreements.

During these meetings, the representatives of Paralel and RMA indicated their belief that the adoption of the new agreements would not adversely affect (i) the continued operation of the Fund; (ii) the capabilities of the senior personnel and investment advisory personnel of RMA, who provided sub-advisory services to the Fund under the Former Sub-Advisory Agreement, to continue to provide these and other services to the Fund at the same levels; or (iii) the capability of Paralel to provide quality advisory services to the Fund.

Approval of New Advisory Agreement and New Sub-Advisory Agreement

In approving the New Advisory Agreement and the New Sub-Advisory Agreement, the Directors, including the Independent Directors, considered the following factors:

Nature, Extent, and Quality of Services. In examining the nature, extent and quality of the investment advisory services to be provided by Paralel, the Directors considered the qualifications, experience and capability of Paralel’s management and other personnel. The Directors considered, among other matters, the process by which Paralel plans to perform oversight of the Fund, including due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser. In addition, the Directors reviewed RMA’s report summarizing its diligence of Paralel’s resources, personnel, operations, technology, and compliance program. Given that Paralel is a newly formed business with no prior operating history, the Directors also evaluated Paralel’s plans for future growth and expansion. Furthermore, the Directors considered the qualifications and experience of Paralel’s senior personnel, including Jeremy May, the Chief Executive Officer and founder of Paralel. The Directors noted the experience of Mr. May and certain other members of Paralel’s senior management team in providing advisory services to the Fund during their previous roles at ALPS.

In determining whether to replace ALPS with Paralel as the Fund’s investment adviser, the Directors considered the high attrition of personnel at ALPS since the Fund initially retained ALPS as the Fund’s investment adviser. The Directors also considered the fact that Mr. May’s prior employment with ALPS was an important factor in the Board’s initial decision to retain ALPS as the Fund’s investment adviser.

With respect to the nature, extent and quality of the services provided by the Sub-Adviser, the Directors considered the extent of care and conscientiousness with which the Sub-Adviser performed its duties, as well as the investment management process it used, as the Fund’s current Sub-Adviser, in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Directors considered the fact that Stewart R. Horejsi and Joel W. Looney will continue to serve as portfolio managers for the Fund through their roles at RMA. The Directors noted the strong partnership between senior personnel at Paralel and the Sub-Adviser and the synergies gained by the Fund through this partnership. The Board also recognized the Sub-Adviser’s continued commitment to the Fund.

The Directors considered assurances received from Paralel and the Sub-Adviser that the manner in which the Fund’s assets are managed will not change as a result of the change in investment advisers, and that there is not expected to be any diminution in the nature, quality and extent of the advisory services provided to the Fund. Based on the totality of the information considered, the Directors concluded that the Fund was likely to benefit from the nature, extent and quality of Paralel’s and the Sub-Adviser’s services, and that Paralel and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment Performance of the Fund. The Board reviewed the Fund’s investment performance over time and compared that performance to that of other funds in its peer group. In making its comparisons, the Board utilized a report from FUSE Research Network, LLC (“FUSE”), an independent provider of investment company data. The Board considered the Fund’s net asset value total return relative to the average and median returns for a group of open-end and closed-end funds determined to be most similar to the Fund by FUSE in consultation with the Fund’s lead Independent Director. The Board noted the Fund had outperformed the peer group average and median returns across the three-month period ended March 31, 2021, but had underperformed the peer group average and median returns across each of the one-, three-, five- and ten-year periods as of that same date. The Board considered the context of the periods presented, noting the market’s continual uptrend in this timeframe did not reward the Fund’s focus on risk-adjusted returns. After considering all of the information provided and the limitations inherent in the FUSE data, the Board concluded that the Fund’s performance and the fact that RMA will continue to provide portfolio management services to the Fund supported the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

The Directors considered that the Fund’s investment objective will not change as a result of the new agreements and that RMA will continue to act as the Fund’s sub-adviser.

Fees and Expenses. The Board considered the fees payable under the Former Advisory Agreement and the New Advisory Agreement. In evaluating the costs of the services to be provided, the Board received statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board noted the fee arrangement in place for the Fund under the Former Advisory Agreement. They noted that ALPS received an annual fee, payable monthly, in an amount equal to 0.95% of the value of the Fund’s average Managed Assets. In contrast, Paralel will receive an annual fee, payable monthly, in an amount equal to 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion. In this regard, the Board obtained information regarding the anticipated profitability for Paralel from serving in the role of sole administrator and investment adviser for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to Paralel from its relationship to the Fund. In particular, the Board reviewed the estimated costs to be incurred by Paralel in providing services to the Fund. Further, the Board considered that the Fund’s base advisory fee of 0.90% of the first $2 billion of the Fund’s average Managed Assets was lower than the average and median advisory fees of the funds in the FUSE peer group, and that as assets increase, the Fund’s fee levels would continue to decrease.

Based on its analysis of this information, the Board determined that the advisory fee of 0.90% of the first $2 billion of the Fund’s average Managed Assets, plus 0.80% of the Fund’s average Managed Assets over $2 billion, does not appear to be unreasonable based on the profitability of other investment management firms, a review of fees of similar peer funds, and the quality of the services to be provided by Paralel.

In considering whether implementing a fee waiver was appropriate, the Board examined the profitability of Paralel (including any indirect benefits received from its affiliates) and the overall reduction of the advisory fee and decided that a fee waiver was not necessary at this time. The Directors considered that the fee to be paid to the Sub-Adviser was paid out of the fees paid to Paralel and that no separate fee for sub-advisory services would be charged to the Fund. The Directors further considered Paralel’s belief that the compensation payable to the Sub-Adviser was reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund. The Directors considered the overall contractual fee rate under the proposed arrangement.

Profitability and Economies of Scale. The Directors reviewed the profitability information provided by Paralel and the Sub-Adviser and considered whether they would be expected to realize economies of scale related to their work with the Fund, such that such economies were appropriately shared with the Fund’s Stockholders in light of the fee breakpoints under the New Advisory Agreement and the New Sub-Advisory Agreement. In consideration of each of Paralel and the Sub-Adviser’s profitability levels and the extent to which the Fund’s asset were expected to increase, the Board agreed that the fee breakpoints under the New Advisory Agreement and the New Sub-Advisory Agreement were appropriate and would provide the Stockholders with the benefit of economies of scale in the event that the Fund’s average Managed Assets exceed $2 billion. The Directors also noted that the overall contractual fee rate would be lower under the new structure.

Indirect Benefits. The Board considered any ancillary or indirect benefits that could accrue to Paralel or the Sub-Adviser as a result of their relationships with the Fund. The Directors considered details related to services that an affiliate of Paralel will provide to the Fund: effective as of November 22, 2021, PTL began serving as the Fund administrator. The Board also considered that the Sub-Adviser did not expect to receive any such ancillary benefits directly beyond reputational benefits related to its role with the Fund. The Board concluded that the benefits accruing to Paralel and the Sub-Adviser by virtue of their relationships to the Fund appeared to be reasonable.

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Paralel and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of Paralel and the Sub-Adviser was reasonable.

Other Considerations. In determining whether to approve the New Advisory Agreement and New Sub-Advisory Agreement for the Fund, and whether to recommend approval to Stockholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the fact that the terms of the New Advisory Agreement, though different in certain respects from those of the Former Advisory Agreement, are not materially different, except for the fact that, under the New Advisory Agreement, the Stockholders will pay a lower overall advisory fee;

•	assurances from Paralel that the manner in which the Fund’s assets are managed will not change as a result of the engagement of Paralel as the Fund’s investment adviser and that there is not expected to be any diminution in the nature, quality and extent of the services provided to the Fund by Paralel and the Sub-Adviser;

•	Paralel’s and the Sub-Adviser’s financial condition;

•	the potential adverse effects on the Fund in the event the New Advisory Agreement and New Sub-Advisory Agreement are not approved; and

•	the fact that Stockholders of the Fund will not bear the costs of the proxy solicitation. At this time, it is not anticipated that a proxy solicitation firm will be hired to assist with the proxy solicitation process.

Conclusion. Having requested and received such information from each of Paralel and RMA as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement and New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the structures were reasonable and that approval of the New Advisory Agreement and New Sub-Advisory Agreement were in the best interests of the Fund and its Stockholders.

As a result of its review of the New Advisory Agreement and New Sub-Advisory Agreement, and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement for the Fund and recommended such agreements be presented to Stockholders for their approval.

Approval of Interim Advisory Agreement and Interim Sub-Advisory Agreement

At its September 23, 2021 meeting, the Board of Directors, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement. The effective date for the Interim Advisory Agreement and Interim Sub-Advisory Agreement was November 22, 2021. The Board considered that the terms of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were substantially identical to those of the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, except for the term (i.e., the Interim Advisory Agreement and Interim Sub-Advisory Agreement are temporary and will expire on the earlier of Stockholder approval of the New Advisory Agreement and New Sub-Advisory Agreement or 150 days from the interim agreements’ effective date). In light of the foregoing, the Directors, including all of the Independent Directors, determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement and the Interim Sub-Advisory Agreement were at least equivalent to the scope and quality of services provided under the Former Adviser Agreements. In addition, the Fund’s overall advisory fees are lower under the Interim Advisory Agreement and Interim Sub-Advisory Agreement than under the Former Adviser Agreements. As a result of its review of the Interim Advisory Agreement and the Interim Sub-Advisory Agreement and its consideration of the foregoing factors, the Board, including all of the Independent Directors, unanimously approved the Interim Advisory Agreement and the Interim Sub-Advisory Agreement for the Fund.

GENERAL INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Fund's common stock as of the Record Date by: (i) each person known to beneficially own more than 5% of the outstanding shares of its common stock, (ii) each Director and named executive officer of the Fund and (iii) all Directors and executive officers of the Fund as a group.  Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.  Voting power is the power to vote or direct the voting of securities and investment power is the power to dispose of or direct the disposition of securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Beneficially Owned(1)
Beneficial Owners of More Than 5%
Susan L. Ciciora Trust(2)	23,349,382	23.87%
Stewart West Indies Trust(2)	16,900,168	17.28%
John S. Horejsi Trust(2)	677,847	0.69%
John X. Ciciora Trust(2)	967,009	0.99%
Jack S. Ciciora Trust(2)	1,150,096	1.18%
Amanda N. Ciciora Trust(2)	1,150,096	1.18%
Courtney M. Ciciora Trust(2)	1,150,096	1.18%
Susan L. Ciciora(3)	39,560	0.04%
Aggregate Shares owned by Horejsi Affiliates(4)	45,384,254	46.40%
Directors and Named Executive Officers(5)
Richard Barr	50,382	*
Dr. Dean Jacobson	15,191	*
Joel Looney(6)	70,049	*
Steven Norgaard	5,809	*
Nicole Murphey	1,022	*
Christopher Moore(7)	-	*
Jill Kerschen(8)	-	*
All Directors and executive officers as a group	142,453	*

*	Less than one percent.
(1)	Based on 97,802,373 shares of common stock outstanding as of November 30, 2021.
(2)	The address of each entity is c/o Peak Trust Company-AK, 3000 A Street, Suite 200, Anchorage, AK 99503. The sole trustee for each of the above trusts (together, the “Horejsi Trusts”) is Peak Trust Company-AK ("Peak Trust"). Peak Trust may be deemed to control each of the Horejsi Trusts and may be deemed to possess indirect beneficial ownership of the shares held by such trusts. Mr. Horejsi is not a beneficiary under the Horejsi Trusts. As a result of his advisory role with all the Horejsi Trusts, Mr. Horejsi may be deemed to have indirect beneficial ownership of the shares directly beneficially owned by such trusts. However, Mr. Horejsi disclaims such beneficial ownership of the shares directly beneficially held by the Horejsi Trusts.
(3)	Susan L. Ciciora is the daughter of Stewart R. Horejsi. Her address is 2121 E. Crawford Place Salina, KS 67401
(4)	The Horejsi Trusts and Ms. Ciciora as well as other persons and entities associated with the Horejsi family are collectively referred to as the “Horejsi Affiliates.”
(5)	The address of each of the Directors and Named Executive Officers identified is c/o Boulder Growth & Income Fund, Inc., 1700 Broadway, Suite 1230, Denver, Colorado 80290.
(6)	Mr. Looney is the Chairman of the Board, President and Principal Executive Officer of the Fund.
(7)	Christopher Moore is the Fund's Vice President, Chief Compliance Officer and Secretary.
(8)	Jill Kerschen is the Vice President and Treasurer of the Fund.

With respect to the Fund, as of November 30, 2021, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, 97,391,071 shares of common stock, which represents 99.58% of the outstanding shares of common stock.

Other Information

Since the beginning of the Fund's most recently completed fiscal year, no Director has purchased or sold securities exceeding 1% of the outstanding securities of any class of Paralel, or any of its affiliated companies, or the Sub-Adviser or its parent or subsidiaries. Reference is made to the investment that was previously disclosed above in the “Information About Paralel and its Affiliates” section within the Proposal 1 heading regarding SLCT Holdings, LLC’s non-controlling investment in PTL.

As of the November 30, 2021, no Independent Director or any of their immediate family members owned beneficially or of record any class of securities of Paralel, the Sub-Adviser or any person controlling, controlled by or under common control with any such entity.

Proxy Solicitation

Paralel will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. In addition to the mailing of the proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Fund's Directors and officers, Paralel’s employees, and/or RMA's employees, or Computershare Trust Company, NA (“Computershare”), the Fund’s transfer agent, none of whom will receive any additional compensation for such solicitation activities. At this time, the Fund does not anticipate that it will engage a proxy solicitation firm to assist in the solicitation of proxies for the Fund. However, the Fund reserves the right to engage such a solicitation firm at a future date, and if the Fund elects to do so, the solicitation firm will be: (i) required to maintain the confidentiality of all Stockholder information; (ii) prohibited from selling or otherwise disclosing Stockholder information to any third party; and (iii) required to comply with applicable telemarketing laws. If the Fund chooses to engage brokerage firms and others to forward solicitation material to Stockholders, the Fund will reimburse them for the expenses they incur in providing such services. The costs associated with this Proxy Statement are estimated to be $45,000, which will be paid for by Paralel.

Householding

One Proxy Statement is being delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the Stockholders.  The Fund will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to any Stockholder at a shared address to which a single copy of the document was delivered.  Requests to receive a separate copy should be made in writing to the Fund at 1700 Broadway, Suite 1230, Denver, Colorado 80290 or by calling 866-228-4853.  Requests to receive separate copies, or single copies in the case of Stockholders sharing an address, of the Fund's future proxy statements, annual reports to security holders or notices of internet availability of proxy materials should also be made in the same manner.

Other Service Providers

State Street Bank and Trust Company ("State Street"), located at One Lincoln Street, Boston, MA 02111, serves as the custodian to the Fund.

Computershare Trust Company, NA ("Computershare"), located at 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as the transfer agent to the Fund.

Cohen & Company Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Fund.

Other Matters to Come Before the Special Meeting

The Fund does not intend to present any other business at the Special Meeting, nor is the Fund aware that any Stockholder intends to do so.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Stockholder Communications with Board of Directors

Stockholders of the Fund who wish to send communications to the Board of the Fund should send them to the address of the Fund and to the attention of the Board. This address is: Boulder Growth & Income Fund, Inc., Attn: Board of Directors, 1700 Broadway, Suite 1230, Denver, Colorado 80290.  All such communications will be directed to the Board's attention.

Submission of Stockholder Proposals

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), wish to present proposals for inclusion in the proxy materials to be distributed by the Fund in connection with its 2022 annual meeting of Stockholders, must submit their proposals to the Fund's Secretary on or before June 10, 2022.

Apart from the Exchange Act Rule 14a-8 that addresses the inclusion of Stockholder proposals in the Fund's proxy materials, under the Fund's Bylaws, a Stockholder must follow certain procedures in order to nominate persons for election as directors or to propose an item of business at an annual meeting of Stockholders. These procedures provide that nominations for director nominees and/or an item of business to be proposed at an annual meeting of Stockholders must be submitted in writing to the Secretary of the Fund at 1700 Broadway, Suite 1230, Denver, Colorado 80290.  To be timely, a Stockholder's written notice of such nominations or proposals must be received:

•	by 5:00 p.m., Mountain Standard Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting; or

•	by 5:00 p.m., Mountain Standard Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting.

There are additional requirements regarding proposals of Stockholders, and a Stockholder contemplating submission of a proposal is referred to Exchange Act Rule 14a-8.  In addition, Stockholders wishing to make proposals should refer to the Fund's Bylaws for proper procedure and notice content.  A copy of the Fund's Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at 1700 Broadway, Suite 1230, Denver, Colorado 80290.

The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials. Additionally, approval of a Stockholder proposal by the Stockholders may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

VOTING INFORMATION

Voting Rights

Only Stockholders of record of the Fund on the Record Date may vote. Stockholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. As of the close of business on the Record Date, there were 97,493,726 common shares of the Fund outstanding.

Each proxy solicited by the Board of Directors that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For each proposal, the Fund understands that the New York Stock Exchange (the "NYSE") has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Participation in the Meeting

To participate in the Annual Meeting, you must email shareholdermeetings@computershare.com no later than 5:00 p.m., Eastern Time, on February 18, 2022, and provide your full name and address. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on February 18, 2022. You will then receive an email from Computershare Fund Services containing the conference call dial-in information and instructions for participating in the Meeting.

Quorum; Adjournment

For purposes of this Special Meeting, a quorum is present to transact business if the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting are present in person (virtually) or by proxy. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote common shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as common shares that are present. However, with respect to any vote requiring greater than a majority of outstanding shares entitled to vote, abstentions and broker non-votes will have the same effect as votes against the proposal.

Under Maryland law and the bylaws the Fund, the only matters that may be acted on at a special meeting of Stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Special Meeting. If any procedural matter is submitted to Stockholders, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting with respect to such to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.

If a proposal to adjourn the Special Meeting to solicit additional proxies is submitted to Stockholders for approval, the vote required for Stockholders to adjourn the Special Meeting is the affirmative vote of a majority of all the votes cast on the matter by Stockholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not affect the outcome of the vote. Under Maryland law, the Special Meeting may be adjourned or postponed from time to time to a date not more than 120 days after the Record Date.

Vote Required

Approval of each proposal by the Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement.

 www.bouldercef.com

Appendix List

Appendix A – Form of New Advisory Agreement

Appendix B – Form of New Sub-Advisory Agreement

Appendix A

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the "Agreement") is made and entered into as of this ___ day of __________, by and between Paralel Advisors LLC, a Delaware limited liability company (the “Adviser"), and Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund").

WHEREAS, the Fund is registered as a closed-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Agreement has received the requisite approval (as required under the 1940 Act) of the Board of Directors (the "Board") of the Fund and the majority of the Fund's stockholders, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1           Appointment of the Adviser. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Amendment and Restatement, as may be amended from time to time (the "Articles"), and in accordance with the stated investment objectives, policies and restrictions of the Fund as from time to time are in effect pursuant to the Fund's Prospectus and Statement of Additional Information or the direction of the Board (the "Investment Policies"), and in the manner and to the extent as may from time to time be approved by the Board. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund with full discretion to invest and reinvest the Fund's assets in accordance with the Articles and the Investment Policies, subject to the Board's general supervision and direction. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.          Delivery of Fund Documents. The Fund has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Articles;

b.	By-laws (the "By-Laws");

c.	Resolutions of the Board of Directors of the Fund selecting Paralel Advisors, LLC as Adviser to the Fund and approving the form of this Agreement; and

d.	the Fund's most recently filed Registration Statement on Form N-2, including its Prospectus and Statement of Additional Information (the "Registration Statement").

The Fund will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.          Services provided by the Adviser. Subject to the general supervision and direction of the Board, the Adviser will: (a) manage the Fund's assets and continuously invest and reinvest the Fund's assets on a fully discretionary basis; (b) furnish a continual investment program for the Fund in accordance with the Fund's Investment Policies; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Fund with access to certain office facilities, which may be the Adviser's own offices; (f) determine what securities shall be purchased for the Fund, and what securities shall be held or sold by the Fund; (g) determine what portion of the Fund's assets shall be held uninvested; (h) review asset allocations and investment policies with the Board every quarter; (i) advise and assist the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund; and (i) otherwise manage the Fund's business affairs.

In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities or other assets that the Fund may hold or contemplate purchasing. Further, the Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

The Adviser may provide the services described above and noted elsewhere in this Agreement, either directly or by appointing suitable sub-advisers (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). The Adviser's responsibilities under Section 7 (brokerage selection), Section 9 (books and records), Section 10(b) (valuation and significant events) and Section 11 (voting) with respect to a Sub-Adviser's Sub-Account (defined below) may be fulfilled by that Sub-Adviser, as determined appropriate by the Adviser, in consultation with the Fund. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Fund. Further, Sub-Advisers shall serve as such only pursuant to a written agreement that complies in all respects with, and has been approved in accordance with, applicable requirements of the 1940 Act. With respect to any and all Sub-Advisers, the Adviser will (a) advise the Board which Sub-Advisers the Adviser believes are best suited to serve as such with respect to the assets of the Fund to be allocated to separate sub-accounts ("Sub-Accounts") of such Sub-Adviser; (b) monitor and evaluate the investment performance of each Sub-Adviser's Sub-Account; (c) allocate and reallocate the portion of the Fund's assets to be managed by each Sub-Adviser in its Sub-Account; (d) recommend terminations or additions of Sub-Advisers when deemed appropriate by the Adviser; (e) coordinate and monitor the investment activities of the Sub-Advisers relative to the Sub-Accounts to ensure compliance with the Fund's Investment Policies and applicable laws, including the 1940 Act and Internal Revenue Code of 1986, as amended; (f) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Fund's Investment Policies and with any other policies, restrictions, guidelines or limitations of the Fund or the Adviser relative to the Sub-Adviser's management of the Sub-Account; and (g) provide reports and information to the Fund regarding the Sub-Advisers and their performance as the Fund may reasonably request from time to time. Unless otherwise agreed to by the Fund, Sub-Advisers will be compensated from the Adviser's fee hereunder and will not receive a separate fee from the Fund.

The Adviser is also responsible for making recommendations to the Board regarding, and monitoring (for purposes of 1940 Act compliance, general market conditions and otherwise), the Fund's use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund's issuance of preferred shares (or other "senior securities" in the form of debt or stock pursuant to Section 18 of the 1940 Act) if any (which may be completed through the employ of a suitable Sub-Adviser). Notwithstanding anything contained herein to the contrary, should a Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission ("SEC") or its staff, may cause senior securities concerns, the Fund acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, is the responsibility of the Sub-Adviser and not the Adviser.

The Adviser will also provide ongoing secondary market and shareholder support to the Fund by the provision of: a toll-free phone line with registered representatives; as determined appropriate by the Adviser, create presentations and other marketing material for the Fund; and create website architecture, design, layout and provide maintenance to such site.

In all of its activities hereunder, the Adviser and its directors, officers and employees shall act in strict conformity with the Investment Policies, the Articles and By-laws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and any and all other applicable laws, rules or regulations.

4.          Allocation of Charges and Expenses. The Adviser will make available, without expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its services under this Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund and compensation of Sub-Advisers (except as otherwise agreed to in writing by the Fund). The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing the Fund's portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

5.          Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Fund a management fee, calculated on a monthly basis at the annual rate of 0.90% of the Fund's first $2 billion in average Managed Assets during the month and 0.80% of the Fund’s average Managed Assets over $2 billion. "Managed Assets" means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). For this purpose, asset values will be the same as those that the Fund uses to calculate its daily net asset value pursuant to the requirements of the 1940 Act. If the Adviser provides services to the Fund under this Agreement for a period of less than a full calendar month, the Advisory Fee will be proportionately reduced to reflect only the number of days during the month the Fund was under the Adviser's management. Compensation of Sub-Advisers shall be paid from the amounts paid to the Adviser hereunder, unless otherwise agreed to in writing by the Fund.

6.          Services to Other Accounts. The Fund understands that the Adviser acts as investment adviser to other managed accounts. Whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security or other assets, available purchase or sale opportunities will be allocated among the Adviser's advisory accounts in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be fair and equitable to each entity under the specific circumstances and consistent with Adviser's fiduciary duties. The Fund recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Fund understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.          Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities and other assets for the account of the Fund, neither the Adviser nor any of its directors, trustees, officers, employees or other "affiliated person" (as that term is defined in the 1940 Act) will act as a principal or agent or receive any commission or other compensation with respect to such purchases or sales. The Adviser shall arrange for the placing of all orders for the purchase and sale of securities or other assets for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Subject to the foregoing, the Adviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. It is recognized that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients in addition to the Fund.

8.          Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(6)(3) of the 1940 Act).

9.          Books and Records. The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 3la-1 under the 1940 Act. The Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act. The Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund at any time upon reasonable request, including facsimile, as soon as practicable. Upon termination of this Agreement, the Adviser, at its expense, shall promptly upon demand, return to the Fund any and all such records in a format reasonably requested by the Fund. The Adviser shall not be required to maintain books and records that are required to be maintained by the Fund's administrator (other than those that the Adviser is nevertheless required to maintain pursuant to applicable laws and regulations).

10.          Reports, Information and Valuation. (a) The Adviser will furnish to the Fund, from time to time and as the Fund may request, reports and other data or information on portfolio transactions and reports and other data or information on investments held in the portfolio or regarding the Sub-Advisers, all in such detail and in such frequency as may be reasonably requested from time to time. The Adviser will also provide the Fund, on a regular basis, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Adviser. The Adviser will make available its officers and employees to discuss with the Board the investments of the Fund and the Sub-Advisers' performance, quarterly, or upon due notice, at a time requested by the Board. The Adviser further agrees that it will not change the Fund's investment strategies, as set forth in the Investment Policies, without the Fund's approval, or change portfolio managers or portfolio management team members, or other key personnel, without providing prompt notice to the Fund.

(b) On an ongoing basis, the Adviser shall monitor market developments for significant events occurring after the close of the primary markets for particular portfolio investments that may materially affect their value, and shall promptly notify the Fund of any such event that comes to the Adviser's attention. In addition, the Adviser will respond promptly to a request from the Fund for information needed to assist the Fund in the valuation of any portfolio investment, and to provide to the Fund such information as is in the Adviser's possession regarding the same.

(c) The Adviser shall also cooperate with and promptly respond to the Fund's legal counsel, any counsel to the Fund's directors who are not "interested persons" of the Fund (as that term is defined under the 1940 Act) and the Fund's independent public accounting firm including, but not limited to, requests for information or action related to the services described in Paragraphs 3, 6, 9, 10, 11, and 12 herein.

11.          Voting. The Adviser will, unless and until otherwise directed by the Fund, exercise all investor rights with respect to assets held by the Fund, including but not limited to voting proxies pursuant to its proxy voting policies and procedures. If requested by the Fund, the Adviser will report to the Fund regarding such voting in a format reasonably requested by the Fund. The Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund in compliance with the requirements of Rule 206(4)-6 under the Advisers Act. The Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund. Upon request, the Adviser shall provide the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information as required by applicable law.

The Adviser will promptly inform and forward to the Fund any and all information received by Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund's portfolio investments.

12.          Compliance Matters. The Adviser shall promptly provide the Fund's Chief Compliance Officer ("CCO"), upon request, copies of its policies and procedures for compliance by the Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-l under the 1940 Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Adviser shall cooperate with the CCO as to facilitate the CCO's performance of his/her responsibilities under Rule 38a-1 to. review, evaluate and report to the Board on the operation of the Adviser's compliance policies and procedures and shall promptly report to the CCO any "Material Compliance Matter" as defined by Rule 38a-1(e)(2). At least annually, the Adviser shall provide a certification to the CCO to the effect that the Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Adviser with the Federal Securities Laws.

13.          Representations and Certifications. The Fund makes the following representations to the Adviser:

(i) the Fund is a Maryland corporation duly registered as a closed-end management investment company under the 1940 Act;

(ii) the execution, delivery and performance by the Fund of this Agreement are within the Fund's powers and have been duly authorized by all necessary action on the part of the Board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement;

(iii) the execution, delive1y and performance by the Fund of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, the Declaration, or any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(iv) this Agreement is a valid and binding agreement of the Fund, enforceable against it in accordance with the terms hereof.

The Adviser makes the following representations to the Fund:

(a)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Fund of the occurrence of any pending or existing event or circumstance that would disqualify Adviser or its directors, officers or employees from serving as investment adviser, director or officer of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)       The Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the 1940 Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

(c)       The execution, delive1y and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delive1y and pe1fonnance by the Adviser of this Agreement.

(d)       The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(e)       This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

(f)       The Form ADV of the Adviser, to be provided to the Fund in connection with the execution of this Agreement, is a true and complete copy of the form as currently in effect.

(g)       The Adviser's Code of Ethics, as provided to the Fund in connection with the approval of this Agreement, has been duly adopted by the Adviser and meets the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act.

(h)       The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

(i)       The Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Adviser and its supervised persons of the Federal Securities Laws (as defined under the 1940 Act and the Advisers Act).

(j)       There is no material fact provided by the Adviser respecting or relating to the Adviser that is contained in the Registration Statement that is untrue or inaccurate in any material respect. The Adviser will notify the Fund promptly of any material fact that the Adviser previously provided respecting or relating to the Adviser that is contained in the Registration Statement that becomes untrue or inaccurate in any material respect.

All representations and warranties made pursuant to this section shall survive for the duration of this Agreement, and each party hereto, upon becoming aware that any of its representations and warranties are no longer true in a material respect, shall promptly notify the other party.

Within forty-five (45) days after the end of each calendar year during that this Agreement is in effect, and as otherwise requested by the Fund, the Adviser shall certify to the Fund that it has complied with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 under the Advisers Act during the previous year and that there has been no material violation of the Adviser's Code of Ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the Fund's written request, the Adviser shall permit the Fund to examine the reports required to be provided to the Adviser under Rule 17j-1 and Rule 204A-1, and all other records relative to the Adviser's Code of Ethics.

14.         Duration, Termination and Interpretation of this Agreement. This Agreement shall remain in force for an initial term of two years. The Agreement shall continue thereafter only so long as such continuance is specifically approved at least annually by the Board and by a majority of the members of the Board who are not interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice to the Adviser, be terminated at any time without' the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement also may be terminated by the Adviser on no less than sixty (60) days written notice to the Fund.

This Agreement shall automatically terminate in the event of its assignment. The Adviser agrees to provide the Fund with reasonable written notice of any event(s), transaction(s) or circumstance(s), that could result in an assignment of the Agreement. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended or interpreted by the SEC or its staff, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.         Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or removal is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Fund, in accordance with the 1940 Act. To the extent legal counsel to the Fund concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

16.         Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed (or, delivered by electronic mail, with such notice being deemed provided when receipt is acknowledged, which shall not be withheld by the receiving party):

To the Adviser at:

Paralel Advisors LLC

1700 Broadway, Suite 1230

Denver, Colorado 80290

Notice Email: [REMOVED]

To the Fund at:

Boulder Growth & Income Fund 2121 E. Crawford Place

Salina, Kansas 67401

Attn: Chairman

Email: [REMOVED]

17.         Entire Agreement; Governing Law; No Third-Party Beneficiaries. This Agreement constitutes the entire agreement of the patties, shall be binding upon and shall inure to the benefit of the patties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act. To the extent that the laws of the State of Delaware conflict with applicable provision of the 1940 Act, the latter shall control. There are no third-party beneficiaries of this Agreement.

18.         Confidentiality. Any information about a patty hereto that such party, supplies to the other patty to this Agreement, which is not otherwise in the public domain or previously known to the receiving patty, shall be regarded as confidential and held in the strictest confidence. Similarly, any information about a party hereto that is generated or recorded by the other patty hereto pursuant to this Agreement, which is not otherwise in the public domain, also shall be regarded as confidential and held in the strictest confidence (such information, together with the information referenced in the previous sentence, collectively, "Confidential Information"). Confidential Information includes, but is not limited to: the books and records referenced in Section 9 hereof, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, the transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a patty to this Agreement.

No party may use Confidential Information about the other patty, except solely: (i) for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other patty, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the patty; or (ii) as specifically agreed to in writing by the other party to which the Confidential Information pertains. Notwithstanding the foregoing, the Fund may disclose Confidential Information regarding the Adviser to a third party for the legitimate business purposes of the Fund for which the Confidential Information was provided, generated or recorded.

Further, no party may trade in any securities issued by another patty while in possession of material non-public information about that party or such securities. Lastly, the Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement, or complying with the 1940 Act or SEC rules or regulations applicable to the Fund.

Nothing in this Agreement shall be construed to prevent the Adviser from lawfully giving other persons investment advice about, or lawfully trading on their behalf in, the shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

19.         Use of Name. The Fund consents to the Adviser's use of the Fund's name and/or logo in Adviser marketing materials, materials indicating that the Fund is a client of the Adviser, or any other materials or filings reflecting the Adviser's relationship with the Fund. The Fund may utilize the name of the Adviser, to indicate its engagement as the Fund's investment adviser, as required for applicable rules and regulations, or as otherwise approved by the Adviser.

20.       Miscellaneous. Neither the holders of shares of the Fund nor the officers or directors of the Fund in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. The preceding sentence, and Sections 8, 9, 14 (regarding interpretation), 16, 17, 18 and 20 shall survive the termination of this Agreement.

21.       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BOULDER GROWTH & INCOME FUND, INC.,

A Maryland corporation

By:
Name:	Joel Looney
Title:	President

PARALEL ADVISORS LLC,
A Delaware limited liability company

By:
Name:	Jeremy May
Title:	Chief Executive Officer

Appendix B

BOULDER GROWTH & INCOME FUND, INC.

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT, dated as of [DATE], by and between Paralel Advisors LLC (the "Investment Adviser"), a Delaware limited liability company having its principal place of business at 1700 Broadway, Suite 1230, Denver, Colorado 80290, and Rocky Mountain Advisers, LLC, an Alaska limited liability company (the "Sub-Adviser"), having its principal place of business at 2121 E. Crawford Place, Salina, KS 67401.

WHEREAS, the Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of [DATE] with the Boulder Growth & Income Fund, Inc. (the "Fund"), a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("Investment Company Act");

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Investment Adviser desires to retain Sub-Adviser to render portfolio management and other services to the Fund in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Adviser has the authority under the Investment Advisory Agreement, with the consent of the Fund, to select investment sub-advisers for the Fund; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Adviser with respect to the Fund.

NOW, THEREFORE, Investment Adviser and Sub-Adviser agree as follows:

1.          APPOINTMENT OF THE SUB-ADVISER

Investment Adviser hereby appoints Sub-Adviser to act as a sub-adviser to the Fund, in accordance with the terms and conditions of this Agreement.

2.          ACCEPTANCE OF APPOINTMENT

Sub-Adviser hereby accepts appointment as a sub-adviser to the Fund and agrees to render the services herein set forth, for the compensation herein provided.

The Fund's assets will be maintained in the custody of a custodian (who shall be identified by Investment Adviser in writing). Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions solely arising in reasonable reliance on instructions of Sub-Adviser.  The custodian will be responsible for the custody, receipt and delivery of securities and other assets of the Fund, and, other than as specified herein, Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Fund.  Investment Adviser shall be responsible for all custodial arrangements, including the payment of all fees and charges to the custodian.

3.          SERVICES TO BE RENDERED BY THE SUB-ADVISER

A.  As sub-adviser to the Fund, Sub-Adviser will provide overall portfolio management services to the Fund through the coordination of the investment and reinvestment of the assets of the Fund and determination of the composition of the assets of the Fund.

The Sub-Adviser (and its directors, managers, officers and employees) shall perform all services under this Agreement on a discretionary basis, subject to the general direction, supervision and control of the Investment Adviser and the Fund's Board of Directors, and in strict conformity with: (i) the Investment Company Act, the Advisers Act and any and all other applicable laws; (ii) the Fund's Articles of Amendment and Restatement and bylaws; (iii) any and all investment guidelines, instructions and directions provided by the Investment Adviser or the Fund; (iv) the Fund's compliance policies, procedures and guidelines; and (v) the investment objectives, policies and restrictions set forth in the prospectus and statement of additional information contained in the Fund's Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the "Securities Act") and the Investment Company Act, as currently in effect and as supplemented and/or amended from time to time (respectively,  the "Prospectus",  the "Statement of Additional  Information", and the "Registration Statement"), as each may be modified from time to time (the documents described in (ii) through (v) above, the "Fund Documents"). Prior to the commencement of the Sub-Adviser's services hereunder, the Investment Adviser shall provide Sub-Adviser with current copies of the Fund Documents (or make aware of the electronic availability and website location of such Fund Documents).  Investment Adviser undertakes to provide Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to the Fund Documents, and Sub-Adviser will not need to comply until a copy or notice has been provided to Sub-Adviser. Fund Documents that are posted to the Fund’s website shall be deemed as notice to Sub-Adviser.

Notwithstanding anything contained herein to the contrary, should Sub-Adviser choose to utilize reverse repurchase agreement obligations, derivative instruments or other instruments or trading practices that, according to the Securities and Exchange Commission ("SEC") or its staff, may cause senior securities concerns, the Investment Adviser acknowledges that the monitoring of the use of such instruments or trading practices for compliance with the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including as may be required for the Fund under Rule 18f-4 of the Investment Company Act is the responsibility of the Sub-Adviser and not the Investment Adviser.  The Investment Adviser, and not the Sub-Adviser, is responsible for making recommendations to the Fund regarding and monitoring (for purposes of Investment Company Act compliance, general market conditions and otherwise) the Fund's use of bank borrowings (other than reverse repurchase agreements) or other similar term loans and the Fund's issuance of preferred shares (or other "senior securities" in the form of debt or stock pursuant to Section 18 of the Investment Company Act), if any.

The Sub-Adviser shall fully cooperate with the Fund's and the Investment Adviser's Chief Compliance Officers, the Fund's legal counsel, any counsel to the Fund's directors who are not "interested persons" of the Fund (as that term is defined under the Investment Company Act) and the Fund's independent public accounting firm.

B.  All directions, orders or instructions for the purchase or sale of securities or instruments will be transmitted from the Sub-Adviser to the Investment Adviser for execution of such order using the brokers or other parties as selected by the Investment Adviser.  The transmission of such orders from the Sub-Adviser to the Investment Adviser will be made using such security protocols and in the manner prescribed by the Investment Adviser. The Sub-Adviser retains all responsibility for such trades and for such recommendations or directions made.

C.  The Sub-Adviser will furnish to the Investment Adviser and the Fund, from time to time and as the Investment Adviser may request, reports and other data or information on portfolio transactions and reports and other data or information on the Fund's assets, all in such detail and in such frequency as may be reasonably requested from time to time. The Sub-Adviser will also provide the Investment Adviser and the Fund, upon the Investment Adviser's or the Fund's request, with economic and investment analysis and reports or other investment services normally available to institutional or other clients of the Sub-Adviser.  The Sub-Adviser will make available its officers and employees to meet with the Investment Adviser and the Fund's Board of Directors to review the investments of the Fund, on a quarterly, or upon due notice, at a time requested by the Investment Adviser or the Fund's Board of Directors.

D.  Investment Adviser understands and agrees that Sub-Adviser performs investment management services for various clients and may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken by Sub-Adviser for the Fund.  Sub-Adviser's authority hereunder shall not be impaired because of the fact that it may effect transactions with respect to securities for its own account or for the accounts of others which it manages which are identical or similar to securities to which it may direct transactions for the Fund at the same or similar times.

E.  The Sub-Adviser also will promptly furnish and make available to the Fund such information concerning the Sub-Adviser and its services hereunder as the Investment Adviser or the Fund may request in the preparation of the Fund's or the Investment Adviser's regulatory filings, reports and other documents or in the fulfillment of its other compliance obligations.  The Sub-Adviser will review draft filings, reports and other documents provided to it, and provide comments/corrections to the same on a timely basis.  In addition, the Sub-Adviser will provide on a timely basis such certifications or sub-certifications as the Investment Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Investment Adviser or the Fund (or their officers) from time to time.

F.  The Sub-Adviser shall promptly provide the Investment Adviser's and the Fund's Chief Compliance Officer ("CCO"), upon request, copies of its policies and procedures for compliance by the Sub-Adviser and the Fund with the Federal Securities Laws as defined in Rule 38a-1 under the Investment Company Act and promptly provide the CCO with copies of any material changes to those policies and procedures. The Sub-Adviser shall fully cooperate with the CCO as to facilitate the CCO's performance of his/her responsibilities under Rule 38a-1 to review, evaluate and report to the Fund's Board of Directors on the operation of the Sub-Adviser's compliance policies and procedures and shall promptly report to the CCO any "Material Compliance Matter" as defined by Rule 38a-1(e)(2). At least annually, the Sub-Adviser shall provide a certification to the CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Fund and the Sub-Adviser with the Federal Securities Laws.

G.   The Sub-Adviser will maintain all books and records relating to investment decisions, trade orders and similar undertakings of the Sub-Adviser under this Agreement required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Fund including, without limitation, the books and records required by Rule 31a-l under the Investment Company Act, and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the Investment Company Act. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Investment Adviser and the Fund at any time upon request, including facsimile, without delay, during any business day.  Upon termination of this Agreement, the Sub-Adviser, at its expense, shall promptly upon demand, return to the Investment Adviser and/or the Fund any and all such records.  The Sub-Adviser shall not be required to maintain books and records that are required to be maintained by the Fund's administrator other than as required of it by applicable laws and regulations.  Sub-Adviser shall file with the SEC all forms pursuant to the 1934 Act with respect to its duties as are set forth herein.

H.  The Investment Adviser will exercise all investor rights with respect to the Fund's assets, including voting proxies in accordance with the Investment Adviser's then-current proxy voting policies and procedures.  Investment Adviser will provide the Sub-Adviser with an opportunity to review the proxy votes prior to such vote being made, at which point the Sub-Adviser may direct the Investment Adviser to change the Fund's vote on any particular proxy matter relating to the Fund's portfolio securities, or otherwise provide advice or recommendations on such proxy votes as Investment Adviser might request from time to time.  The Sub-Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that, to the extent Sub-Adviser is responsible for voting proxies, it votes such proxies in the best interest of its clients in compliance with the requirements of Rule 206(4)-6 under the Advisers Act.  The Sub-Adviser shall promptly provide notice and copies of any material changes to its policies procedures or other guidelines for voting proxies to the Fund and the Investment Adviser.  Upon request, the Sub-Adviser shall provide the Investment Adviser and the Fund with a complete and current copy of its policies, procedures and other guidelines or a description of the same for the purpose of disclosing such information in the Fund's prospectus or as otherwise required by applicable law.

I.  The Sub-Adviser will promptly inform and forward to the Investment Adviser any and all information received by Sub-Adviser relating to any class action or other litigation, any bankruptcy matters, or any other legal proceedings involving the Fund's portfolio investments.

4.          VALUATION

On an ongoing basis, the Sub-Adviser shall monitor market developments for significant events occurring after the close of the primary markets for Fund assets that may materially affect their value and shall promptly notify the Investment Adviser of any such event that comes to the Sub-Adviser's attention.  In addition, the Sub-Adviser will respond promptly to any request from the Investment Adviser or the Fund for information needed to assist the Fund in the valuation of any Fund asset, and to provide to the Investment Adviser or the Fund such information as is in the Sub-Adviser's possession regarding the same.

5.          COMPENSATION OF SUB-ADVISER

Investment Adviser will pay Sub-Adviser as compensation for providing services in accordance with this Agreement those fees as set forth in Appendix A hereto.  Investment Adviser and Sub-Adviser agree that all fees shall become due and owing to Sub-Adviser promptly after the termination of Sub-Adviser’s investment advisory services with respect to the Fund and that the amount of such fees shall be calculated by treating the termination date of this Agreement as the next fee computation date.  In addition, Investment Adviser shall be responsible for all extraordinary expenses incurred by Sub-Adviser in connection with the performance of its duties hereunder, including, but not limited to, expenses incurred with respect to proxy voting execution, advice and reporting.  The Sub-Adviser acknowledges and agrees that the Fund has no responsibility or liability for paying any fees to Sub-Adviser (or reimbursing Sub-Adviser for any costs or expenses) under this Agreement, and that all fees owed to Sub-Adviser hereunder shall be payable by the Investment Adviser.

 6.          LIABILITY AND INDEMNIFICATION

A.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither Sub-Adviser nor any of its officers, affiliates, employees or consultants (its "Affiliates") shall be liable for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) incurred or suffered by Investment Adviser or the Fund as a result of any error of judgment or for any action or inaction of the Sub-Adviser or its Affiliates, except where arising from Sub-Adviser’s or its Affiliates’ willful misconduct, bad faith or gross negligence.

B.  Except as may otherwise be provided by the Investment Company Act or any other federal securities law, Sub-Adviser shall indemnify and hold harmless Investment Adviser, its officers, employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other related expenses) to which any of the Adviser Indemnitees incur, at common law or otherwise, arising from Sub-Adviser’s willful misconduct, fraud, reckless disregard or gross negligence, or breach of fiduciary duty of the Sub-Adviser; provided however, Sub-Adviser shall not indemnify or hold harmless the Adviser Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other related expenses) due directly to (i) any breach by the Investment Adviser of an Adviser representation or warranty made herein, (ii) any willful misconduct, fraud, reckless disregard or gross negligence of, or breach of fiduciary duty by the Investment Adviser in the performance of any of its duties or obligations hereunder, or (ii) any action or inaction of Sub-Adviser where liability is excluded under Paragraph 6.A. herein.

C.  Notwithstanding anything in this Agreement to the contrary contained herein, Sub-Adviser shall not be responsible or liable for its failure to perform under this Agreement or for any losses to Investment Adviser or the Fund resulting from any event beyond the reasonable control of Sub-Adviser or its agents, including but not limited to nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.  Sub-Adviser shall at all times while this Agreement is in effect have adopted and instituted commercially reasonable business continuity and disaster recovery policies and procedures.

7.          REPRESENTATIONS OF THE INVESTMENT ADVISER

Investment Adviser represents, warrants and agrees that:

A. Investment Adviser has been duly authorized by the Directors of the Fund to delegate to Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B. Investment Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify Investment Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

C.  Investment Adviser acknowledges receipt of Sub-Adviser's Form ADV.

D.  Investment Adviser shall provide (or cause the Fund's custodian to provide) timely information to Sub-Adviser regarding such matters as the composition of Fund assets, cash requirements and cash available for investment by the Fund, and all other information as may be reasonably necessary for Sub-Adviser to perform its duties hereunder.

E.  The Investment Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

F. The execution, delivery and performance by the Investment Adviser of this Agreement are within the Investment Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Investment Adviser for the execution, delivery and performance by the Investment Adviser of this Agreement.

G. The execution, delivery and performance by the Investment Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Investment Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Investment Adviser.

H. This Agreement is a valid and binding agreement of the Investment Adviser, enforceable against it in accordance with the terms hereof.

8.          REPRESENTATIONS OF THE SUB-ADVISER

Sub-Adviser represents, warrants and agrees as follows:

A.  Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect, (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement, (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the full power and authority to enter into and perform the services contemplated by this Agreement, and (v) will promptly notify the Investment Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B.  Sub-Adviser has duly adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide Investment Adviser with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Sub-Adviser shall certify to the Investment Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Investment Adviser, Sub-Adviser will furnish to Adviser, such records as may be reasonably required.by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser's code of ethics.

C.  Sub-Adviser has adopted and implemented policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons of the Federal Securities Laws as defined under the Advisers Act and the Investment Company Act.

D.  Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

E. The Form ADV of the Sub-Adviser, as provided to the Investment Adviser and the Fund in connection with the approval of this Agreement, is a true and complete copy of the form as currently in effect.

F. There is no material fact respecting or relating to the Sub-Adviser that is contained in the Registration Statement  that is untrue or inaccurate in any material respect. Sub-Adviser will notify the Investment Adviser and the Fund promptly of any material fact respecting or relating to Sub-Adviser that is not contained in the Registration Statement or of any statement contained therein respecting or relating to Sub-Adviser that becomes untrue or inaccurate in any material respect.

G. There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which Sub-Adviser or any of its "affiliated persons" is a party, or to which any of the assets of the Sub-Advises is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser's condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Sub-Adviser's assets; (iii) materially impair the Sub-Adviser's ability to discharge its obligations under this Agreement.  The Sub-Adviser has not received any notice of an investigation by the SEC or any state regarding the Federal Securities Laws (as defined under the Investment Company Act and the Advisers Act).

H.  The Sub-Adviser will discharge its duties under this Agreement in accordance with the applicable provisions of the Investment Company Act, the Advisers Act, the rules and regulations thereunder, and any and all other applicable laws.

I. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

J. The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's certificate of incorporation or by-laws, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

K.  This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

9.          NON-EXCLUSIVITY

The services of Sub-Adviser to the Investment Adviser and the Fund are not to be deemed to be exclusive, and Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, managers, officers, and employees of Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or employees of any other firm or corporation.

10.         SUPPLEMENTAL ARRANGEMENTS

Subject to Sections 13 and 20 hereof, and the requirements of applicable law, Sub-Adviser may from time to time employ or associate itself with any person or firm it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of Sub-Adviser, and neither Investment Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement. Sub-Adviser will make available information regarding any changes to the Fund’s portfolio managers as may be requested by the Fund and/or Investment Adviser prior to or, if not possible, immediately following such change.

11.         DURATION AND TERMINATION OF AGREEMENT

This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year if specifically approved each year by either (i) the Board of Directors of the Fund, or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Fund's Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund, and the Investment Adviser, may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors and the Investment Adviser, to evaluate the terms of this Agreement.

This Agreement may be terminated at any time, without the payment of any penalty, by a vote of the majority of the Fund's Directors, by the vote of a majority of the outstanding voting securities of the Fund, or the Investment Adviser, upon sixty (60) days' prior written notice to Sub-Adviser.  In addition, this Agreement may be terminated by Sub-Adviser upon sixty (60) days written notice to the Investment Adviser.  This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Investment Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  To the extent permitted by applicable law, this Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.         AMENDMENTS TO THE AGREEMENT

A provision of this Agreement may be amended, changed, waived, discharged or removed only by an instrument in writing signed by both parties.  In addition, any material amendment to this Agreement is not effective unless it is made in accordance with the Investment Company Act and the rules or regulations thereunder (including consideration of any exemptive relief granted by the SEC, whether such approval are required by Section 15 of the Investment Company  Act as interpreted by the SEC or its staff, or if the SEC has granted an exemption from such approval requirement otherwise), though the (i) vote of a majority of the Directors who are not interested persons cast in person at a meeting called for the purpose of voting on such approval and, if necessary, (ii) is specifically approved by the vote of a majority of the outstanding voting securities of such Fund.

13.         ASSIGNMENT

This Agreement shall automatically terminate in the event of its "assignment" (as that term is defined in the Investment Company Act).  The Sub-Adviser agrees to provide the Investment Adviser and the Fund with immediate written advance notice of any event(s), transaction(s) or circumstance(s), whether actual, proposed or expected, that could result in an "assignment" of the Agreement. The Sub-Adviser shall promptly reimburse the Fund for any and all costs and expenses incurred by the Fund, or its officers, directors or employees, in connection with any actual, proposed or expected "assignment" of the Agreement (even if a proposed or expected "assignment" ultimately does not take place).

14.         ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter of this Agreement.

15.         HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.         NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party (i) in person, (ii) by registered or certified mail, (iii) delivery service, providing the sender with notice of receipt, or to such other address as specified in a notice duly given to the other parties; or (iv) electronic mail. Notice shall be deemed given on the date received if sent in accordance with this paragraph. Notices delivered through electronic communications shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement).

For:	Paralel Advisors LLC 1700 Broadway, Suite 1230 Denver, Colorado 80290 Attn: General Counsel Notice Email: [removed];

For:	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, Kansas 67401 Notice Emails: [removed]

17.         SEVERABILITY AND SURVIVAL

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.  Sections 5 (regarding payment of any fees, post-termination), 6 (as it may relate to liability or indemnification duties relating to actions taken pursuant to this Agreement), 14, 15, 16, 17, 18, 19 and 20 shall survive the termination of this Agreement, except as context requires.

18.         GOVERNING LAW; NO THIRD PARTY BENEFICIARIES

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.  There are no third party beneficiaries of this Agreement, except for the Fund.

19.         INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.         CONFIDENTIALITY

Each party shall treat as confidential all Confidential Information of the other (as that term is defined below) and use such information only in furtherance of the purposes of this Agreement. Each party shall limit access to the Confidential Information to its affiliates, employees, consultants, auditors and regulators who reasonably require access to such Confidential Information, and otherwise maintain policies and procedures designed to prevent disclosure of the Confidential Information.  For purposes of this Agreement, Confidential Information shall include all non-public business and financial information, methods, plans, techniques, processes, documents and trade secrets of a party or of the Fund.  Confidential Information also includes, but is not limited to: the records maintained pursuant to this Agreement, and any other data, records or other information in any form regarding the securities or other assets held or to be acquired by the Fund, or the transactions in securities or other assets effected or to be effected on behalf of the Fund. Confidential Information shall not include anything that (i) is or lawfully becomes in the public domain, other than as a result of a breach of an obligation hereunder, (ii) is furnished to the applicable party by a third party having a lawful right to do so, or (iii) was known to the applicable party at the time of the disclosure.

No party may use Confidential Information about the other party or the Fund, except solely: (i) for the legitimate business purposes for which the Confidential Information was provided, generated or recorded; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. No party may disclose to others Confidential Information about the other party or the Fund, except solely: (i) as may be required by applicable law or compelled by judicial or regulatory authority having competent jurisdiction over the party; or (ii) as specifically agreed to in writing by the other party (or the Fund) to which the Confidential Information pertains. Notwithstanding the foregoing, the Investment Adviser may disclose Confidential Information regarding the Sub-Adviser to a third party for the legitimate business purposes of the Investment Adviser or the Fund for which the Confidential Information was provided, generated or recorded.  Further, notwithstanding the foregoing, the Sub-Adviser may provide a copy of this Agreement and a copy of the Registration Statement, both of which are publicly available on the SEC's website, to counterparties and futures commission merchants, swap clearinghouses or swap execution facilities, as required as part of such entity's due diligence.  Sub-Adviser may also provide a copy of the Investment Advisory Agreement between the Fund and the Investment Adviser, which is publicly available on the SEC's website, for purposes of confirming that there are no provisions therein that may limit the use of derivatives.

Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party or such securities.  Lastly, the Sub-Adviser may not consult with any other investment advisers of the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with and otherwise fulfilling the obligations under this Agreement or complying with the Investment Company Act.

21.         USE OF NAMES.

During the term of this Agreement: (a) the Investment Advisor shall have permission to use the Sub-Advisor's name in the marketing of the Fund, and agrees to furnish the Sub-Advisor all prospectuses, proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Advisor in any way; and (2) the Sub-Advisor shall have permission to use the Advisor's name in general marketing of the Sub-Advisor's services and client lists.

22.         COUNTERPARTS

This Agreement may be executed in counterparts each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

Paralel Advisors LLC		Rocky Mountain Advisers, LLC

By:		By:
Name:	Jeremy May	Name:	Joel Looney
Title:	Chief Executive Officer	Title;	President

EXHIBIT A

TO

INVESTMENT SUB-ADVISORY AGREEMENT

Investment Adviser shall pay to Sub-Adviser, monthly, a fee calculated in accordance with the basis point schedule set forth below, based on the Fund's average monthly Managed Assets. “Managed Assets” is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

To calculate the monthly fee, the average daily Managed Assets of the Fund are multiplied by the applicable basis point rate shown in the table below for the asset range. The resultant dollar amount is then multiplied by a fraction, the numerator which is the number of days in the month and the denominator, which is the number of days in the year, to generate the monthly fee. If the Fund is in operation for less than a full month, the fee will be adjusted on a pro rata basis based on the number of days the Fund is in operation during such month.

Basis Point Rate

0.77% (seventy-seven basis points) on the first $2 billion of Managed Assets

0.68% (sixty-eight basis points) on Managed Assets over $2 billion

Payment to the Sub-Adviser shall be due from the Investment Adviser within thirty (30) days of month end.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING
on February 24, 2022
at 10:00 a.m. Mountain Time.
Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

PROXY

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned holder of shares of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christopher Moore, Jeremy May, Jill Kerschen, and Joel Looney, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders (the "Meeting") to be held on February 24, 2022, at 10:00 A.M., Mountain Time, via virtual format by conference call, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). The undersigned hereby revokes any proxy previously given with respect to the Meeting.

The votes entitled to be cast will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals . The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

BIF_32538_010522

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Special Stockholder Meeting to Be Held on February 24, 2022.
The Notice of Special Meeting, Proxy Statement and Proxy Card for this meeting are available at:
https://www.proxy-direct.com/bld-32538

IF YOU VOTE BY TELEPHONE OR INTERNET,
PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE PROPOSALS. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSALS.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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